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                                                                   Exhibit 10.30

                     FORM OF COMMON STOCK PURCHASE WARRANT B

NEITHER THIS WARRANT NOR THE COMMON STOCK FOR WHICH IT MAY BE EXERCISED HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT AS PROVIDED IN ARTICLE 3, UNLESS SO REGISTERED OR UNLESS SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF PURSUANT TO AN EXEMPTION THEREFROM.

No. ____                                              August 31, 1995

                          CLEARVIEW CINEMA GROUP, INC.

                         COMMON STOCK PURCHASE WARRANT B

          This CERTIFIES that, for value received _________, or its registered assignee (the "Holder") is entitled to subscribe for and purchase from Clearview Cinema Group, Inc. a Delaware corporation (the "Company"), _____ shares (subject to adjustment as set forth in Article 2 below, the "Warrant Shares") of Common Stock of the Company, par value $0.01 per share ("Common Stock"), at the price of $2,000 per share (subject to adjustment as set forth in Article II below, the "Warrant Purchase Price"), at any time on or after the date of this Warrant but on or before the Expiration Date, subject to the terms provided herein. This Warrant is issued in connection with the Promissory Note (as herein defined).

          Capitalized terms used herein, and not otherwise defined, shall have the meanings specified in Article 4. This Warrant is subject to the following provisions, terms and conditions:
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                                    ARTICLE 1

                         EXERCISE; RESERVATION OF SHARES

          Section 1.01. Warrant Exercise. The rights represented by this Warrant may be exercised by the Holder by the surrender of this Warrant at any time on or after the date of this Warrant, but in no event later than the Expiration Date, at the principal office of the Company, together with a duly executed Subscription in the form annexed as Exhibit "1" hereto, and by payment to the Company by certified check or bank draft of the Warrant Purchase Price (as adjusted as set forth in Article 2 below, if applicable) for such shares; provided, however, that if the issuance of the Underlying Common Stock upon the exercise of this Warrant requires registration under the Securities Act in the reasonable judgment of the Company or its counsel, this Warrant shall not be exercisable by the Holder and no subscription of or payment for shares will be acceptable by the Company prior to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the issuance of the Underlying Common Stock by the Company to the holder of this Warrant. The shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised as hereinabove provided.

          Section 1.02. Certificates. Certificates for the shares purchased pursuant to Section 1.01 shall be delivered to the Holder within a reasonable time, not exceeding 30 days, after the rights represented by this Warrant shall have been so exercised.

          Section 1.03. Reservation of Shares. The Company covenants and agrees:

          (a) That all Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof; and

          (b) That during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue and delivery upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

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                                    ARTICLE 2

                                   ADJUSTMENTS

          Section 2.01. Reorganization, Reclassification, Consolidation, Merger or Sale. If any reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation in which the Company is not the surviving corporation, or the sale of all or substantially all of its assets to another corporation or similar transaction (in any instance, a "Capital Event") shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets (including cash) with respect to or in exchange for their Common Stock, then, as a condition of such Capital Event, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, an amount of such shares of stock, securities or assets (including cash) as may have been issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such Capital Event not taken place.

          Section 2.02. Subdivision or Combination of Stock. In the event that the Company shall at any time subdivide or split its outstanding shares of Common Stock into a greater number of shares, the number of shares subject to issuance upon exercise of this Warrant shall be proportionately increased. In the event that the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the number of shares subject to issuance upon exercise of this Warrant shall be proportionately reduced.



          Section 2.03. Stock Dividends. In the event that the Company shall at any time declare any dividend upon its Common Stock payable in stock, the number of shares subject to issuance upon exercise of this Warrant shall be increased by the number (and the kind) of shares which would have been issued to the holder of this Warrant if this Warrant were exercised immediately prior to such dividend.

          Section 2.04. Adjustment to Warrant Purchase Price. If and whenever the Company shall (i) subdivide or split its outstanding shares of Common Stock into a greater number of shares or (ii) declare any dividend upon its Common Stock payable in stock, the Warrant Purchase Price shall be reduced to the

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price determined by multiplying the Warrant Purchase Price in effect immediately prior to such subdivision, split, or dividend, by a fraction, the numerator of which shall be the number of shares (the "Outstanding Section 2.04 Shares") of Common Stock outstanding immediately prior to such subdivision, split, dividend, issuance, grant or sale (as if all warrants (including the Specified Warrants) had been exercised, whether or not actually exercised on such date, outstanding immediately prior to such subdivision, split or dividend and the denominator of which shall be the sum of the Outstanding Section 2.04 Shares plus the the number of additional shares of Common Stock resulting from such subdivision, split or dividend, provided that in no event will the Warrant Purchase Price be reduced below the par value of the Common Stock.

          Section 2.06. Record Date. In the event that the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in Common Stock, then such record date shall be deemed for the purposes of this Article 2 to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend.

          Section 2.07. Notice of Adjustment. Upon any adjustment, the Company shall give notice thereof to the Holder, which notice shall state the increase or decrease, if any, in the number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                                    ARTICLE 3

                              TRANSFER RESTRICTIONS

          Section 3.01. Transfer of Warrants. This Warrant shall not be transferrable except to an entity that is controlled by, controlling, or under common control with the Holder (each a "Permitted Transferee"); provided, however, that the Permitted Transferee, as a condition to such transfer, shall execute and deliver a written agreement, in form and substance satisfactory to the Company, agreeing to be bound by the provisions of this Warrant.

          Section 3.02. Transfer of Stock; Registration Rights. The shares of stock issuable upon the exercise of this Warrant shall be subject to that certain Investment and Stockholders Agreement, dated December 21, 1995, among the Company, A. Dale Mayo, Brett E. Marks, and CMNY Capital II, L.P, as shares held by the Investor (as defined therein), including, but not limited to the restrictions upon transfer contained

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therein and the rights of registration granted therein. Any certificate for such shares of Common Stock issued upon the exercise of this Warrant shall bear an appropriate legend describing the foregoing restriction.

          Section 3.03. Securities Law Transfer Restrictions. By taking and holding this Warrant, the Holder (i) acknowledges that neither this Warrant nor any shares of Common Stock issuable upon the exercise of this Warrant have been registered under the Securities Act or any applicable state securities or blue sky law (collectively, the "Acts"); and (ii) agrees not to sell, transfer or otherwise dispose of this Warrant or any such shares of Common Stock without such registration unless the sale, transfer or disposition can be effected without such registration and in compliance with the Acts. Any certificate for shares of Common Stock issued upon exercise of this Warrant shall bear an appropriate legend describing the foregoing restrictions.

          Section 3.04. Provision of Information by Holder. The Holder shall make available to the Company such written information, presented in form and content reasonably satisfactory to the Company, as the Company may reasonably request, from time to time, in order to make the determination provided for in
Section 3.01.

                                    ARTICLE 4

                             ADDITIONAL DEFINITIONS

          As used herein, the following terms shall have the meanings specified below:

          "Expiration Date" shall mean August 31, 2000.

          "Promissory Note" shall mean that certain Subordinated Promissory Note dated the date hereof, in the principal amount of $50,000, payable to CMCO, Inc.

          "Specified Warrants" shall mean the Warrants issued by the Company to CMNY, CMCO, Inc. and Robert G. Davidoff, on the date hereof.

          "Underlying Common Stock" shall mean the shares of Common Stock purchasable by the holder of this Warrant upon the exercise thereof, assuming that this Warrant is then exercisable.

                                    ARTICLE 5

                                  MISCELLANEOUS

          Section 5.01. Holder of Record. Each Holder, by

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holding this Warrant, consents and agrees that said Holder shall be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled (i) to exercise the rights represented by this Warrant, or (ii) to the transfer hereof on the books of the Company, any notice to the Company to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder as the owner for all purposes.

          Section 5.02. Notices. Any notice or communication to be given pursuant to this Warrant ("Notice") shall be in writing and shall be delivered in person or by certified mail, return receipt requested, in the United States mail, postage prepaid. Notices to the Company shall be addressed to the Company's principal office. Notices to the Holder shall be addressed to the Holder's address as reflected in the records of the Company. Notices shall be effective upon delivery in person, or, if mailed, at midnight on the third business day after mailing.

          Section 5.03. Issue Tax. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holders for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate name other than that of the Holder of the Warrant exercised.

          Section 5.04. No Stockholder Rights. This Warrant shall not entitle the Holder to any voting rights or other rights stockholder of the Company.

          Section 5.05. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

          Section 5.06. Headings, Interpretation. The section headings used herein are for convenience of reference only and not intended to define, limit or describe the scope or intent any provision of this Warrant. When used in this Warrant, the term "including" shall mean "including, without limitation by reason of enumeration".

          Section 5.07. Successors. The covenants, agreements and provisions of this Warrant shall bind the parties hereto and their respective successors and permitted assigns.

          IN WITNESS WHEREOF, the Company has caused this Warrant be issued this ________ day of ____________, 19 _.

                                   CLEARVIEW CINEMA GROUP, INC.
                                   a Delaware corporation

                                   By____________________________
                                   Its___________________________

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                                                                     EXHIBIT "1"

                                  SUBSCRIPTION



                 (To be executed only upon exercise of Warrant)

          The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases the number of shares of Common Stock of Clearview Cinema Group, Inc. purchasable under this Warrant and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant. Such shares are to be registered in the name of the registered holder of this Warrant and certificates evidencing such shares are to be delivered to it at its address set forth below its signature unless contrary instructions are herein given.

Register shares in the name of ______________________________________________.

Deliver certificates to _____________________________________________________.

Dated:  ______________________________  ______________________________________
                                        (Signature of Registered Owner)

                                        ______________________________________
                                        (Street Address)

                                        ______________________________________
                                        (City)    (State)    (Zip Code)
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                  SCHEDULE OF COMMON STOCK PURCHASE WARRANTS B

                                                                 NUMBER OF
   SERIES            ISSUED TO                  DATE              SHARES
   ------            ---------                  ----             ---------
Warrant A, No. 1     CMNY Capital II L.P.  August 31, 1995          37.5
Warrant A, No. 2     CMCO, Inc.            August 31, 1995           6.25
Warrant A, No. 3     Robert G. Davidoff    August 31, 1995           6.25
Warrant A, No. 4     CMCO, Inc.            October 11, 1995          6.25
Warrant A, No. 5     Robert G. Davidoff    October 11, 1995          6.25
Warrant A, No. 7     Robert G. Davidoff    December 13, 1996        18.75
Warrant A, No. 8     CMCO, Inc.            December 13, 1996        18.75